UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code:		1-800-451-2010

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2008

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION

MANGEMENT FUND INC.

FORM N-Q

JULY 31, 2008

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited)
July 31, 2008

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 117.8%
	U.S. Treasury Bonds, Inflation Indexed:
13,840,050	3.000% due 7/15/12	$14,940,777
7,487,793	1.875% due 7/15/13	7,768,593
14,861,668	2.375% due 1/15/25	15,474,727
15,418,373	2.000% due 1/15/26	15,108,803
6,388,760	1.750% due 1/15/28	5,970,999
935,361	3.875% due 4/15/29	1,196,094
	U.S. Treasury Notes, Inflation Indexed:
21,435,000	0.875% due 4/15/10 (a)	21,558,937
13,420,776	2.375% due 4/15/11	13,977,537
18,730,764	2.000% due 4/15/12	19,431,707
4,547,748	2.000% due 1/15/14	4,731,436
15,448,076	1.625% due 1/15/15	15,696,698
11,610,155	2.000% due 1/15/16	12,004,726
4,232,088	2.625% due 7/15/17	4,590,495
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $150,257,554)	152,451,529

ASSET-BACKED SECURITIES — 0.9%
FINANCIALS — 0.9%
Home Equity — 0.9%
750,000	Asset-Backed Funding Certificates, 3.911% due 1/25/34 (b)(c)	455,228
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (c)(d)(e)	7
500,000	GSAMP Trust, 3.611% due 11/25/34 (b)	393,596
404,029	Renaissance Home Equity Loan Trust, 4.361% due 3/25/34 (b)	253,171
8,853	SACO I Trust, 2.661% due 4/25/35 (b)(d)	5,569
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (d)(e)	8
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,814,884)	1,107,579

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
120,000	American Home Mortgage Investment Trust, 3.261% due 11/25/45 (b)	38,631
2,973,750	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.000% due 5/15/24 (e)	51,433
4,670,262	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18 (b)(e)	737,822
295,950	Merit Securities Corp., 3.960% due 9/28/32 (b)(d)	275,670
	Structured Asset Securities Corp.:
99,456	3.561% due 2/25/28 (b)	89,828
219,016	3.001% due 3/25/28 (b)	189,623
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,112,144)	1,383,007

CORPORATE BONDS & NOTES — 6.1%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	28,498

FINANCIALS — 5.0%
Capital Markets — 0.5%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)	636,075

Commercial Banks — 0.4%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (b)(d)	315,566
260,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (d)	234,442
	Total Commercial Banks	550,008

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)
July 31, 2008

Face Amount†		Security	Value
Consumer Finance — 2.9%
1,500,000		Ford Motor Credit Co., Senior Notes, 4.361% due 1/15/10 (b)	$1,282,730
1,500,000		General Motors Acceptance Corp., Notes, 4.882% due 12/1/14 (b)	811,134
		SLM Corp., Medium-Term Notes:
1,000,000		6.280% due 2/1/10 (b)	917,570
540,000		5.375% due 1/15/13	478,247
270,000		5.375% due 5/15/14	228,703
		Total Consumer Finance	3,718,384
Diversified Financial Services — 1.2%
620,000		Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (b)(f)	572,867
685,000		JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18 (b)(f)	635,499
712,000		Residential Capital LLC, 9.625% due 5/15/15 (d)	281,240
100,000		TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18 (d)	93,000
		Total Diversified Financial Services	1,582,606
		TOTAL FINANCIALS	6,487,073
MATERIALS — 0.3%
Metals & Mining — 0.3%
360,000		Vale Overseas Ltd., Notes, 6.875% due 11/21/36	345,775

UTILITIES — 0.8%
Electric Utilities — 0.2%
250,000		EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (d)	266,250

Independent Power Producers & Energy Traders — 0.6%
		Energy Future Holdings, Senior Notes:
12,000		10.875% due 11/1/17 (d)	12,420
348,000		11.250% due 11/1/17 (d)(g)	346,260
500,000		TXU Corp., Senior Notes, 6.550% due 11/15/34	364,152
		Total Independent Power Producers & Energy Traders	722,832
		TOTAL UTILITIES	989,082
		TOTAL CORPORATE BONDS & NOTES (Cost — $9,533,518)	7,850,428

MORTGAGE-BACKED SECURITIES — 11.4%
FHLMC — 1.8%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
115,905		7.000% due 6/1/17	121,605
1,913,498		8.500% due 9/1/24	2,093,044
145,489		6.500% due 8/1/29	150,892
		TOTAL FHLMC	2,365,541
FNMA — 9.6%
		Federal National Mortgage Association (FNMA):
67,022		5.500% due 1/1/14	67,973
347,396		7.000% due 3/15/15-6/1/32	367,265
5,677,516		6.000% due 1/1/37-7/1/37	5,711,174
5,300,000		5.000% due 8/13/38-9/11/38 (h)	5,025,952
1,200,000		5.500% due 8/13/38 (h)	1,174,313
		TOTAL FNMA	12,346,677
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $14,562,498)	14,712,218

SOVEREIGN BONDS — 3.7%
Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (i)	33,911
150,000	EUR	8.500% due 7/1/04 (i)	68,408

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)
July 31, 2008

Face Amount†		Security	Value
Argentina — 0.2% (continued)
100,000	EUR	10.250% due 1/26/07 (i)	$47,944
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (d)(i)	103,489
		Total Argentina	253,752
France — 2.3%
1,630,314	EUR	Government of France, Bonds, 3.150% due 7/25/32	2,993,409

Mexico — 0.3%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	416,108

Russia — 0.9%
		Russian Federation:
2,222		8.250% due 3/31/10 (d)	2,312
175,000		11.000% due 7/24/18 (d)	245,831
510,000		12.750% due 6/24/28 (d)	906,017
14,775		7.500% due 3/31/30 (d)	16,646
		Total Russia	1,170,806
		TOTAL SOVEREIGN BONDS
		(Cost — $4,465,831)	4,834,075

U.S. GOVERNMENT & AGENCY OBLIGATION — 2.3%
U.S. Government Obligations — 2.3%
2,997,962		U.S. Treasury Notes, 1.625% due 1/15/18
		(Cost - $2,561,981)	2,988,830

Shares
PREFERRED STOCKS — 4.1%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
7,600	Ford Motor Co., 7.400%	81,396
2,100	Ford Motor Co., 8.000%	23,100
300	Ford Motor Co., Series F, 7.550%	3,609
	TOTAL CONSUMER DISCRETIONARY	108,105
FINANCIALS — 4.0%
Diversified Financial Services — 0.9%
55,000	Citigroup Inc., 8.125%	1,130,250
1,000	Preferred Plus, Trust Series FRD-1, 7.400%	11,200
6,800	Saturns, Series F 2003-5, 8.125%	76,840
	Total Diversified Financial Services	1,218,290
Thrifts & Mortgage Finance — 3.1%
126,025	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)	2,136,124
112,300	Federal National Mortgage Association (FNMA), 8.250%	1,885,517
	Total Thrifts & Mortgage Finance	4,021,641
	TOTAL FINANCIALS	5,239,931
	TOTAL PREFERRED STOCKS (Cost — $7,686,874)	5,348,036
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $191,995,284)	190,675,702

See Notes to Schedule of Investments.

Western Asset Inflation Management Fund Inc.

Schedule of Investments (unaudited) (continued)
July 31, 2008

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
$588,000	Morgan Stanley tri-party repurchase agreement dated 7/31/08, 2.130% due 8/1/08; Proceeds at maturity - $588,035; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/19; Market value - $600,290) (Cost - $588,000)	$588,000
	TOTAL INVESTMENTS — 147.8% (Cost — $192,583,284#)	191,263,702
	Liabilities in Excess of Other Assets — (47.8)%	(61,900,060)
	TOTAL NET ASSETS — 100.0%	$129,363,642

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2008.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(i)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	- Euro
GSAMP	- Goldman Sachs Alternative Mortgage Products
IO	- Interest Only
PAC	- Planned Amortization Class
STRIPS	- Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
37	U.S. Treasury 5-Year Notes Futures, Put
	(Cost - $-14,268)	8/22/08	$110.00	$7,805

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock.  The Fund’s primary investment objective is total return.  Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements.  The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts.  The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio.  Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value.  When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the

Notes to Schedule of Investments (unaudited) (continued)

underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities.  The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund  has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,934,805
Gross unrealized depreciation	(6,254,387)
Net unrealized depreciation	$(1,319,582)

At July 31, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain(Loss)
Contracts to Buy:
Eurodollar	14	3/09	$3,383,345	$3,392,025	$ 8,680
Libor	38	9/08	8,926,678	8,859,592	(67,086)
U.S. Treasury 5-Year Notes	72	9/08	7,991,157	8,016,188	25,031
					(33,375)
Contracts to Sell:
U.S. Treasury 10-Year Notes	7	9/08	$ 796,653	$ 803,797	$ (7,144)
U.S. Treasury Bonds	3	9/08	346,860	346,500	360
					(6,784)
Net unrealized loss on open futures contracts					$(40,159)

Notes to Schedule of Investments (unaudited) (continued)

In addition, at July 31, 2008, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value
$19,369,935	Reverse Repurchase Agreement with Deutsche Bank, dated 7/2/08 bearing 2.200% to be repurchased at $19,411,365 on 8/6/08, collateralized by: $17,550,000 United States Treasury Inflation Indexed Note, 2.000% due 4/15/12; Market value (including accrued interest) - $18,310,330	$19,369,935
14,679,040	Reverse Repurchase Agreement with Deutsche Bank, dated 7/2/08 bearing 2.200% to be repurchased at $14,710,437 on 8/6/08, collateralized by: $12,800,000 United States Treasury Inflation Indexed Note, 1.625% due 1/15/15; Market value (including accrued interest) - $13,015,612	14,679,040
13,937,130	Reverse Repurchase Agreement with Deutsche Bank, dated 7/2/08 bearing 2.200% to be repurchased at $13,966,940 on 8/6/08, collateralized by: $12,300,000 United States Treasury Inflation Indexed Note, 2.375% due 4/15/11; Market value (including accrued interest) - $12,896,466	13,937,130
7,802,245	Reverse Repurchase Agreement with Deutsche Bank, dated 7/2/08 bearing 2.200% to be repurchased at $7,818,933 on 8/6/08, collateralized by: $6,350,000 United States Treasury Inflation Indexed Note, 1.875% due 7/15/13; Market value (including accrued interest) - $6,593,632	7,802,245
	Total Reverse Repurchase Agreements (Proceeds — $55,788,350)	$55,788,350

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2008 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$36,754,796	2.13%	$55,788,350

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.50% to 4.32% during the period ended July 31, 2008. Interest expense incurred on reverse repurchase agreements totaled $364,693.

During the period ended July 31, 2008, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written Options, outstanding October 31, 2007	—	—
Options written	753	$403,891
Options closed	—	—
Options expired	(716)	(389,623)
Written Options, outstanding July 31, 2008	37	$14,268

At July 31, 2008, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Euro	1,900,000	$2,961,606	8/5/08	$ (5,624)
Contracts to Sell:
Euro	1,900,000	2,961,606	8/5/08	$(10,906)
Euro	1,900,000	2,947,207	11/5/08	5,393
				(5,513)
Net unrealized loss on open forward foreign currency contracts				$(11,137)

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2008, the Fund held the following open swap contract:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	UNREALIZED DEPRECIATION
Credit Default Swaps:
Barclays Capital Inc. (CDX NA IG.8)	$7,000,000	6/20/12	(a)	0.350% quarterly	$(221,498)

(a) As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

At July 31, 2008, the Fund held TBA securities with a total cost of $6,206,906.

3. Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”).  FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.  The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157.  The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2008

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	September 26, 2008